UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2011

TRAILBLAZER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52397	88-0409170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grant Morris Dodds, 2520 St Rose Parkway, Suite 319, Henderson NV 89074
 (Address of principal executive offices) (Zip Code)

(800) 787-5439
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 15, 2011, the Board of Directors of Trailblazer Resources, Inc. (formerly Energy Composites Corporation) approved the extension of the expiration date of all of its outstanding warrants to December 31, 2012, such that all of the warrants shall be deemed to have been continuously exercisable through the new expiration date of each warrant.  In addition, the Board approved a decrease in the exercise price of the warrants so that each warrant is now exercisable to purchase one share of the Company’s common stock at a price of $1.50 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAILBLAZER RESOURCES, INC.
January 24, 2012	By: /s/ Samuel W. Fairchild
Samuel W. Fairchild
Chief Executive Officer